STRATEGY DAY 2021

Dec. 7, 2021



FORWARD-LOOKING Statement

This presentation contains statements relating to future results of the company (including certain outlooks, projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will," and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the duration and severity of the COVID-19 pandemic and its effects on public health, the global economy, and financial markets, as well as our industry, customers, operations, workforce, supply chains, distribution systems and demand for our products; reliance on major OEM customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, transportation and labor, and our ability to manage or recover such costs; technological changes in our industry as a result of the trends toward electrified drivetrains and the integration of advanced electronics and their impact on the demand for our products and services; our ability to manage possible adverse effects on European markets or our European operations, or financing arrangements related thereto in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, restrictive government actions regarding trade, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); risks related to our joint ventures; the ability to achieve the expected benefits of strategic initiatives and restructuring actions; our ability to successfully integrate the products and technologies of Fabco Holdings, Inc., AxleTech and Transportation Power, Inc. and future results of such acquisitions, including their generation of revenue and their being accretive; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle production in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development and launch of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any proceedings or related liabilities with respect to environmental, asbestos-related, or other matters; rising costs of pension benefits; possible changes in accounting rules; and other substantial costs, risks and uncertainties, including but not limited to those detailed in our Annual Report or Form 10-K for the year ended September 30, 2021 and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. This presentation also contains certain financial measures that are not reported in accordance with accounting principles generally accepted in the United States ("GAAP"), including adjusted income (loss) from continuing operations attributable to the company, adjusted diluted earnings (loss) per share from continuing operations, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA, segment adjusted EBITDA margin, free cash flow and free cash flow conversion. For more information on these non-GAAP financial measures, please see the Appendix - "Non-GAAP Financial Information."

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

EXECUTIVE Presenters



CARL ANDERSON
Senior Vice President
and Chief Financial Officer



CHRIS VILLAVARAYAN
Chief Executive Officer
and President



JOHN BENNETT
Vice President and
Chief Technology Officer



CHRIS VILLAVARAYAN

Chief Executive Officer and President

COMPANY Profile

LEADING GLOBAL SUPPLIER of drivetrain, mobility, braking, aftermarket and electric powertrain solutions for commercial and industrial markets

PRODUCTS Aftermarket Parts | Axles | Brakes | Carriers | Components | Drivelines | ePowertrains | Suspensions | Transfer Cases | eTransmissions



MTOR
NYSE Symbol

$3.8 BILLION
Revenue

Troy, MI
Headquarters

19
Countries

9,600
Employees

180
Electric Vehicles on Road Today

MERITOR
BLUE HORIZON™

FISCAL YEAR 2021 Global Sales

Sales by Segment


Commercial Truck
(Mostly Class 8)
75%
Aftermarket &
Industrial
25%

Opportunity for growth in medium-duty segment

Sales by Geography


North
America
60%
Europe
22%
Asia
Pacific
10%
South
America
8%

Opportunity for growth outside NA and EU

Diverse Customer Base (Top Ten Customers)

ASHOK LEYLAND, DAIMLER, HYUNDAI, IVECO, ISUZU, MAN, NAVISTAR, OSHKOSH, PACCAR, VOLVO

PROVEN PERFORMANCE through M-Plans

April 2013 – October 2021

- More than 300% increase in share price
- Significant outperformance relative to peers and index



Meritor
CV Suppliers
S&P 600 – Small Cap
+320%
+160%
+49%
Apr-13
Jan-16
Jan-18
Jan-20
Oct-21
M 20 16
M 20 19
M 20 22

CV suppliers include Allison Transmission, Commercial Vehicle Group, Cummins, Dana, Modine, Knorr-Bremse, Haldex and SAF-Holland

POISED to Deliver

Credibility and Strategy Effectiveness[1]



Meritor
Industrials
Mid-Cap
5.2
4.7
4.6
4.7
4.5
4.4
Management Credibility
Strategy Effectiveness

Perceived Market Challenges	Expectations
Industry is at peak; cyclicality will drive demand down	Elongated global truck cycle through 2025
Vertical integration of new technologies by OEMs will limit growth potential	$1.5B of electrification revenue in 2030
Scale required during electrification transition	$600M free cash flow
Electrification transition is a risk	Products for all architectures Technology is moving to Meritor's real estate

[1] Based on 2021 Rivel survey

CONFLUENCE OF FACTORS Lead to Dawn of New Future

- 110 years of history
- Strong brand reputation
- Path to zero emissions
- Technical advancement
- Industry evolution
- Global pandemic


MEETING
CHALLENGES
WITH NEW
PURPOSE

Meritor Purpose

———————

POWERING LIFE FORWARD

The World is Always in Motion

- Power is our world. We engineer it. We channel it. We transform it
- Keeping connections human – and supply chains linked
- Delivering the next generation, safe and sound
- Turning the wheels of commerce
- Plugging into new ideas so that tomorrow is brighter – and cleaner
- Driving industry forward

M 2025

POWERING LIFE FORWARD

FINANCIAL GOALS

- $500M revenue growth
  - $1.5B EV revenue by 2030
- 13% adjusted EBITDA margin
- $600M cumulative free cash flow

PATH TO ZERO EMISSIONS

- Up to 50% of total revenue growth from electrification products
  - Optimize performance and cost
  - Expand into medium-duty market

HEALTHY ENVIRONMENT

- CO_2 reduction
  - By 25% in 2025
  - By 50% in 2030
- Carbon neutrality in 2050

HIGH-PERFORMANCE CULTURE

- Employee safety
  - <0.50 total case rate on journey to accident-free environment
- Gender and ethnic diversity
- Happy workplace

EFFICIENCY TARGETS

- 1.5% savings in material, labor and burden
  - Industry 4.0
- Grow adoption of high efficiency (HE) axle portfolio

CUSTOMER FIRST

- 75% of organic growth from diverse customer base and non-traditional markets
- 99% delivery
- 20 PPM

MERITOR®

BLUE HORIZON™

Based on management's planning assumptions and other factors
Actual results may differ materially from projections as a result of risks and uncertainties
See "Forward Looking Statements"
CO_2 reductions include Meritor scope 1 and scope 2 emissions

LEADING Electrification Transition

Leading electrification transition

Positioned to win share in increasingly electrified world
- Targeting $1.5B revenue for 2030
- Over 50 percent ePowertrain content from legacy products

Electrification product leader
- 3x-4x content per vehicle opportunity
- Significant medium-duty growth opportunity

Unrivaled diversified core

Ideally positioned in growing CV market
- Elongated truck cycle
- Core growth in markets outside NA

Diversified product portfolio with adjacent offerings
- Defense, specialty, off-highway, trailer and aftermarket

Dependable track record of executing and self-transforming

Demonstrated track record of execution
- M-plans delivered

Significant cash flow generation
- Targeting $600 million during M2025 (three-year cycle)


110+
Year
Legacy
4
M-Plan
Transformations


THE ROAD AHEAD IS BLUE

ELECTRIFICATION Mega Trends

Factors Accelerating Adoption

Sustainability

- Customers pledging to go carbon neutral
- Larger fleets/European OEMs early adopters

Supply

- All CV OEMs launching BEV models in next five years; FCEV models in next 10
- Capitalized new entrants with additional BEV and FCEV models driven by SPAC activity
- Strategic collaborations between Meritor/OEMs to drive innovation and lower cost

Regulatory

- EU: Carbon emissions reduced by 30% by 2030
- US: CARB states aiming for 100% zero emissions by 2045
- China: Subsidies to offset initial upfront investment

Challenges Hindering Adoption

Infrastructure

- High investment in charging stations within fleet depots
- Long charging time for public EV infrastructure
- Lack of public hydrogen refueling stations

Cost

- Despite battery cost decrease, ZEVs have premium over ICEs
- Costs remain volatile driven by raw-material prices
- Scaling battery production requires capital investments

Technology

- Fleets unclear about lifetime and maintenance needs
- Unclear winning product strategy risks large investments

Sources: Press Search

MERITOR OPPORTUNITY as Market Adopts Electrification

Segment	Current Meritor Share	EV Adoption[1]	EV Total Addressable Market[1]	Meritor Opportunities
Heavy-Duty	High	2020: 0%; 2025: 4%; 2030: 18%	$4.0B (2030)	▪ Strengthening the core
Bus	Med	2020: 4%; 2025: 19%; 2030: 41%	$1.3B (2030)	▪ Leverage ePowertrain and partnerships to expand position
Medium-Duty	Low	2020: 0%; 2025: 11%; 2030: 35%	$1.7B (2030)	▪ Increase share with leading solutions

[1] Estimated electric vehicle adoption and total addressable market includes North America, Western Europe, South America and India
Sources: IHS, ACT, Frost & Sullivan, Roland Berger, Transport & Environment, and internal estimates

CONTENT EXPECTED TO GROW Over Next Decade



2020
2025
2030
Volume[1] ('000)
<10
~100
~400
ePowertrain (%)
0.4%
33%
75%
Meritor Products
14X
14Xe
Meritor products available now to support EV transition
ePowertrain (3X-4X)
Remote Mount (1X)

[1] Estimated electric vehicle adoption and total addressable market includes North America, Western Europe, South America and India
Sources: IHS, ACT, Frost & Sullivan, Roland Berger, Transport & Environment, and internal estimates

2030 Electrification Revenue Target


$1.5 Billion
Heavy-Duty
Transit
Medium-Duty

IN PRODUCTION with PACCAR

- Validation and testing near completion
- Primary supplier of battery electric systems on refuse/heavy-duty chassis
    - Peterbilt 579EV
    - Peterbilt 520EV
    - Kenworth T680E
- Supplying full systems with power control and accessory system (PCAS) and ePowertrain

PACCAR


579EV

520 EV

ELECTRIC
ELECTRIC

PACCAR Interview

HEXAGON PURUS Electrification Programs





Class 8 FCEV Development Program

- NA hydrogen fuel-cell electric (FCEV) class 8 drayage truck
- 14Xe ePowertrain
- Building test units starting Q4 2022



Yard Hauler FCEV

- NA hydrogen fuel-cell electric (FCEV) yard truck
- 14Xe ePowertrain
- Start of production expected in Q4 2022

BAE SYSTEMS Strategic Collaboration

MERITOR

Leading global supplier of drivetrain, mobility, braking, aftermarket and electric powertrain solutions for commercial vehicle and industrial markets

- Diverse set of industrial market segments/customers
- ePowertrain leadership

BAE SYSTEMS

Global leader in heavy-duty transit electrification of propulsion and power management

- Greater than 3B miles over 25 years within EV transit bus market
- Strong system integration capabilities, battery and fuel cell know-how



Leveraging strengths to deliver full electric vehicle system solutions to industrial markets

MEDIUM-DUTY Paths to Electrification Market

Electric Powertrain

- Sell ePowertrains directly to OEMs
- Leverage success with start ups and larger OEMs
- New business with:
  - Hexagon Purus
  - Volta
  - VW


Staples
Staples
VOLTA ZERO

Collaboration on Full Systems

- Strategic investment in SEA Electric
- Partner with Tier 1 EV kit supplier to sell ePowertrains
- Provide ePowertrain to Tier 1 who purchases and electrifies rolling chassis
- Emerging market license entry (India)

THOMAS BUILT BUSES Electrification Award

Jouley eB2/eC2 School Bus

- Five-year agreement
- 14Xe ePowertrain
- SOP January 2024



SCHOOL BUS
JOULEY
STOP
JOULEY

Thomas BUILT BUSES

VOLTA Interview

EXISTING EV Customer Base

	Production	Prototype/Collaboration
Medium-Duty	Thomas Built Buses; VW; VOLTA; HEXAGON PURUS	SEA ELECTRIC
Heavy-Duty	PACCAR; Autocar; LION ELECTRIC; HEXAGON PURUS; HYLIION	HEXAGON PURUS; HINO; BAE SYSTEMS; XOS

MERITOR | BLUE HORIZON™



JOHN BENNETT

Vice President and Chief Technology Officer

INDUSTRY LEADER in eMobility for Nearly 25 Years



1998

eAxle
for Mercedes CITO transit bus



1999

Low floor eAxle
for 12-meter transit bus



2006

eCorner module
for Demonstrator 7-ton delivery van



2006

EV systems
Vehicle controls, e-accessories and battery packs



2012

Tri-mode hybrid drive unit
for SuperTruck 26-ton to 40-ton regional haul



2017

14Xe ePowertrain
public unveiling

2018

MERITOR BLUE HORIZON

Blue Horizon
brand launch

2020

TransPower

TransPower
acquisition

SOLUTIONS for an Evolving Market

	Remote Mount Direct Drive	Remote Mount Multi-Speed		ePowertrain Fully Integrated
Architecture				
Advantages	▪ Speed to market ▪ Lowest cost initially	▪ Speed to market ▪ Lower cost initially ▪ More efficient than direct drive		▪ Highest efficiency ▪ More battery space ▪ Lower weight ▪ Superior solution
Meritor Solution	 **eOptimized or traditional axle**	 **Brakes**	 **Driveline**	 **Fully integrated ePowertrain**
Example Award				VOLTA ZERO

✓ Production-ready

DIFFERENTIATED MODULARITY that Leverages Our Core

New Content

Inverter
- Base/application software and controls
- Motor controls



Power Control Module (PCM)
- Transmission shift control logic
- Pedal and efficiency mapping



Electric Motor
- Continuous power/peak torque
  - 150kW/1,000Nm
  - 180kW/1,000Nm
  - 200kW/1,100Nm



Transmission
- Planetary one- or two-speed
- Dual countershaft two- or three-speed



14Xe ePowertrain



Legacy Content

Gearing
- Wide range of ratios
- From 2.67 to 6.57:1





Brakes
- Disc brakes
- Drum brakes
- eOptimized™



Wheel End
- Single reduction
- Wheel end reduction



Suspension Interface
- Fabricated housing
- Cast housing
- Independent suspension

MODULAR ePOWERTRAIN Video

EXPANSIVE Application Coverage

ePowertrain Platform	Models
Light-medium	10Xe / 11Xe
Medium-heavy	12Xe / 14Xe / 16Xe / 19Xe
Heavy-extra heavy	17Xe / 18Xe

Motor Continuous Power Rating

Motor Continuous Power Rating	14-16k lbs.	16-19k lbs.	19-26k lbs.	26-33k lbs.	33-40k lbs.	40-50k lbs.	50-70k lbs.	70-90k lbs.	90k+ lbs.
430 kW								EU Heavy Haul	NA Heavy Haul
360 kW							EU Regional Haul	NA 6x2 Linehaul	Material Handling
290 kW						EU City Delivery	Articulated Bus	Port Hauler	
200 kW			Class 6 P&D	10m Transit Bus	NA 40ft / EU 12m Bus	Heavy Refuse 6x4	Terminal Tractor	NA 6x4 Linehaul	
180 kW		Class 5 P&D	School Bus	School Bus	EU Medium P&D				
150 kW	Recycle Truck	8m Shuttle Bus							
130 kW	Step Van								
	CL4	CL5	CL6	CL7	CL8				

ARCHITECTURE Designed to Maximize Integration

- Single motors reduce components, complexity, weight and packaging space
- Integrated motor, inverter, transmission and base carrier
- High efficiency hypoids for maximum power density
- Extremely compact solutions package easier in existing vehicles
- Weight-saving architecture minimizes additional unsprung mass
- Scale benefit


17Xe
Integrated motor and inverter
Integrated transmission with geared carrier
14Xe
Multi-speed transmission
Electric motor integrated with geared carrier

LEVERAGING Core Gearing Expertise

- Industry leader in CV axle/gear manufacturing
- All types of gears including helical, spur, worm and bevel (straight bevel, spiral bevel, hypoid, amboid and faroid)
- World-class design and manufacturing capabilities include:
  - High efficiency, power density and noise control
  - Precision and near net forging, machining, grinding, heat treatment, metallurgy and testing
- Extensive gearing assets in NA, SA, EU, India and China
- Differentiated ePowertrains enabled through gear expertise
  - Architecture with high-efficiency hypoids
  - Fully-integrated multi-speed transmissions


MERITOR


Producing more than
8 MILLION
gears annually

ePowertrain has up to 2.5x more gears than conventional axle

TRANSPOWER EV System Design and Integration Capabilities

Complements ePowertrain

- System design, integration and validation
- Expertise in vehicle controls, thermal management, and high- and low-voltage power distribution
- Turnkey EV system solution partner

180+ ELECTRIC VEHICLES
across various market segments



Power Controls and Accessories (PCAS)
ePowertrain
Energy Storage System



Drayage/Class 8



Refuse



Terminal Tractor



School Bus



MI-JACK

Reach Stacker

TIME LAPSE TransPower

AUTOMOTIVE GRADE Software and Controls Capabilities

Internal EV Software and Controls Augmented with TransPower

- ASPICE software processes
- ISO26262 functional safety
- AUTOSAR compliant

Supervisory Controller

- Charging management
- Torque path management
- Accessory management
- Driver interface

ePowertrain Controller

- Transmission shift and staggered shifting
- Tandem torque split and limited slip control



Drivetrain Controller Enables Next Generation Intelligent Products

- Brake pad wear prognostics and health monitoring help to ensure proper operation
- Intelligent wheel-end monitors vibration and temperature avoids wheel offs
- Active tire inflation inflates and deflates tire pressure lowers TCO
- Real time axle weight monitoring and notification

TRANSFORMING the Company

- Positions Meritor as a high technology company and more valuable partner to OEM customers


M 2019
Axles
Brakes
Drivelines
Fabricated Housings
Gearboxes
Gears
Independent Suspensions
M 2022
Axles
Brakes
Drivelines
Fabricated Housings
Gearboxes
Gears
Independent Suspensions
Battery Management
Electric Accessories
ePowertrains
EV System Integration
Powertrain Controls
Vehicle Controls
M 2025
Axles
Brakes
Drivelines
Fabricated Housings
Gearboxes
Gears
Independent Suspensions
Battery Management
Electric Accessories
ePowertrains
EV System Integration
Powertrain Controls
Vehicle Controls
Cloud Analytics
Cybersecurity
Inverters
Motors
Power Electronics
Smart Sensors



- Global footprint and scale
- Extensive gearing capabilities
- Automotive-grade software and controls
- Modular integrated ePowertrain built on traditional axle platforms
- Full electric system solutions
- 180 vehicles on road today
- Vehicle integration capabilities
- Production-ready now

Robust products that stand up to the elements, give our customers peace of mind and differentiate Meritor in the industry



CHRIS VILLAVARAYAN

Chief Executive Officer and President

GLOBAL COMMERCIAL VEHICLE Markets Growing

CV Markets Growing while ICE Vehicles Remain Relatively Flat (Vehicles in M[1])



EV
ICE
2.7
2.8
2.9
3.0
3.1
3.2
3.2
3.3
3.3
2022
2023
2024
2025
2026
2027
2028
2029
2030

Organic Growth Diversification Beyond Traditional NA and EU



NA and EU Truck
Other
71%
29%
54%
46%
35%
65%
25%
75%
M2016
M2019
M2022 2
M2025 2

[1] Estimated electric vehicle adoption and global Class 5-8 vehicles include North America, Western Europe, South America, India and China
Sources: IHS, ACT, Frost & Sullivan, Roland Berger, Transport & Environment and internal estimates
[2] Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See "Forward Looking Statements."

SUPPLY AGREEMENT with Daimler Truck China and BFDA[1]

- First localized Mercedes Benz-branded truck in China
- Long-term agreement
- SOP late 2022


S MB 3019

[1] BFDA is a joint venture between Daimler Truck and Foton
Image represents Mercedes Benz truck platform to be localized in China

EXPANDING BASE BUSINESS Targeting Up to $250M (inclusive of Daimler China)

Expanding Markets

AFTERMARKET

- Established Industrial business unit
- Capitalize on opportunity from acquisitions



DEFENSE

- Global growth opportunities
- AxleTech and Fabco acquisitions expanded offerings



Expanding Products

AIR DISC BRAKES

- Single piston designed specifically for linehaul/trailer markets
- Standard position on Freightliner Cascadia
- Standard position with Volvo North America beginning 2024



MT610 HUB REDUCTION

- European noise abatement legislation (NNR2 and NNR3)
- Off-highway/military applications
- Customer needs require product upgrades to ensure vehicle compliance





CARL ANDERSON

Senior Vice President and Chief Financial Officer

ACCELERATING Growth

M 2025[1]

Financial Targets

- $500M of above market revenue growth
- 13% Adj. EBITDA margin
- $600M cumulative free cash flow (FY23-FY25)

M 2022[1]

- Expect new business wins of ~$400M
- Driving significant increase in cash flow conversion
- Continued expansion of Adj. Diluted EPS

M 2019

- More than doubled Adj. Diluted EPS
- Improved Net Debt to Adj. EBITDA by 1x
- Revenue outperformance of 16%

M 2016

- Improved Adj. EBITDA margin by 300 bps
- Reduced Net Debt by $400M[2]
- Generated booked revenue of ~$500M

[1] Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See "Forward Looking Statements."
[2] Net Debt includes retirement liabilities

COMMERCIAL ELECTRIC VEHICLE Global Outlook

Production Volumes[1], EV Share and Primary EV Architecture



North America
2025 ~550k ~ 10% M
2030 ~600k ~ 30% E
Europe
2025 ~450k ~ 10% M
2030 ~500k ~30% E
China
2025 1,400k ~10% R
2030 ~1,500k ~20% M
India
2025 ~425k <5% R
2030 ~475k <15% M
South America
2025 ~140k <5% M
2030 ~160k <10% E

EV Architecture Key
- R Remote Mount
- M Mix
- E ePowertrain

- Stable 2%-3% compound annual growth rate (CAGR) across regions
- Rising EV share, especially in NA and EU
- Architecture expected to transition away from remote mount to fully integrated ePowertrain

[1] Production volumes for medium- and heavy-duty only
Sources: LMC, IHS, ACT, Frost & Sullivan, Roland Berger, Transport & Environment and internal estimates

ELECTRIFICATION Growth Opportunity

Revenue and Adj. EBITDA Margin[1]



Revenue Profile
Margin Profile
DILUTIVE
BREAKEVEN
ACCRETIVE
~$30M
~$280M
Significant revenue generation and accretive margin
~$1.5B
M 2022
M 2025
M 2030

2030 Profile

- Generate $1.5B in revenue
- Margin expansion
- 3x-4x EV content multiple drives growth

[1] Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See "Forward Looking Statements."

MARKET Outperformance

New Business Growth



$317M
$531M
~$400M
$500M
M2016[1]
M2019[2]
M2022[3]
M2025[3]

M2025 Drivers

- $250M growth in electrification on path to $1.5B in 2030
- Significant organic growth outside NA and EU linehaul market
- Replacement demand levels increasing
- Strong global truck market expected through next four years

- New product launches/customer wins
- Global organic growth
- Accretive M&A

[1] Gross awards for FY14-FY16
[2] Net awards for FY17-FY19
[3] Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See "Forward Looking Statements."

MARGIN Expansion

Adj. EBITDA Margin



10.2%
11.9%
11.5%-
12.5%
13.0%
M2016
M2019
M2022[1]
M2025[1]

M2025 Drivers

- Breakeven electrification earnings
- Accretive revenue growth
- Automation and technology improvements
- Continued operational performance

- Material and labor performance
- Significant reduction in legacy liabilities expense
- Strong conversion on revenue

[1] Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See "Forward Looking Statements."

FREE CASH FLOW Generation

Free Cash Flow


$267M
$381M
~$475M
$600M
M2016
M2019
M2022[1,2]
M2025[1]

M2025 Drivers

- Sustaining strong conversion of cash flow
- Increasing capital expenditures to support growing business
- Acceleration in electrification investment

- Significantly improved balance sheet
- Margin expansion
- Continued improvement in working capital

[1] Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See "Forward Looking Statements."
[2] Includes $265M for termination of WABCO distribution arrangement

CAPITAL Allocation[1]

$600M Free Cash Flow

Invest in the Business
- Electrification
- Industrial automation

Strategic M&A
- Technology for competitive advantage
- Complementary products to support growth

Return Value to Shareholders
- Share repurchases

Maintain Strong Liquidity

Sustainable Long-Term Net Debt
- 1.5x-2x Adj. EBITDA

Strong Credit Metrics
- 'BB' or above

[1] Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See "Forward Looking Statements."

REVENUE AND EARNINGS Growth[1]



+50 – 150 bps
~13.0%
11.5% – 12.5%
11.9%
10.2%
Adj. EBITDA Margin
$0.25B
$0.25B
Sales
$3.2B
$4.4B
$4.1B – $4.3B
$4.6B – $4.8B
~$5.00 Adj. Diluted EPS
FY16
FY19
FY22
Core Growth
Electrification
FY25

[1] Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See "Forward Looking Statements."

MERITOR | BLUE HORIZON™



CHRIS VILLAVARAYAN

Chief Executive Officer and President

HIGH-PERFORMANCE Culture

SAFETY IS OUR PRIORITY


0.62
0.59
0.62
0.55
0.50
FY19
FY20
FY21
FY22 Target
M2025 Target



- World class quality at 20PPM – Industry 4.0

Driving Diversity and Inclusion

- Implementing inclusive culture training in U.S. plants
    - Partnering with Center of Automotive Diversity, Inclusion and Advancement (CADIA)
- Offering diverse mentoring program
- Exploring fast-track program

Happy Workplace

- Wellness initiatives
- Flexible (hybrid) schedules
- Leadership development
- Employee and team recognition


MERITOR ELECTRIC VEHICLES
EMPLOYEE APPRECIATION LUNCHEON

Escondido, California

CAMERI, ITALY Industry 4.0 Video

STEADY SUSTAINED PATH to ESG



- Process efficiency, recyclable materials and sustainable manufacturing
- More than 60% of facilities compliant with ISO certification
- Independent board with sustainability oversight
- Zero recordables in 50% of manufacturing facilities (FY21)
- Committed to community support – more than $1M to Focus: HOPE truck driver training program since inception
- Focused on zero-defect culture – customer honors in 2021
- Largest brake shoe remanufacturer in NA

PLAINFIELD Remanufacturing Video

ESTABLISHED NEW CO_2 Reduction Targets

REDUCE CO_2

By 25% in 2025
By 50% in 2030

CARBON NEUTRALITY IN 2050

PLAN TO INCLUDE LONG-TERM MANAGEMENT INCENTIVE TARGET



CO_2 reductions includes Meritor scope 1 and scope 2 emissions.

POWERING LIFE Forward


M 2025
FINANCIAL GOALS
▪ $500M revenue growth
– $1.5B EV revenue by 2030
▪ 13% adjusted EBITDA margin
▪ $600M cumulative free cash flow
PATH TO ZERO EMISSIONS
▪ Up to 50% of total revenue growth from electrification products
– Optimize performance and cost
– Expand into medium-duty market
HIGH-PERFORMANCE CULTURE
▪ Employee safety
– <0.50 total case rate on journey to accident-free environment
▪ Gender and ethnic diversity
▪ Happy workplace
POWERING LIFE FORWARD
HEALTHY ENVIRONMENT
▪ CO_2 reduction
– By 25% in 2025
– By 50% in 2030
▪ Carbon neutrality in 2050
EFFICIENCY TARGETS
▪ 1.5% savings in material, labor and burden
– Industry 4.0
▪ Grow adoption of high efficiency (HE) axle portfolio
CUSTOMER FIRST
▪ 75% of organic growth from diverse customer base and non-traditional markets
▪ 99% delivery
▪ 20 PPM
MERITOR
BLUE HORIZON

- $500M revenue expansion
- Ideally positioned for growing global markets
- 3x-4x content opportunity on electric vehicles
- Driving margin expansion
- $600M free cash flow generation
- Demonstrated track record of performance

Based on management's planning assumptions and other factors
Actual results may differ materially from projections as a result of risks and uncertainties
See "Forward Looking Statements"
CO_2 reductions include Meritor scope 1 and scope 2 emissions

QUESTION AND ANSWER



APPENDIX



NON-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP"), we have provided information regarding non-GAAP financial measures. These non-GAAP financial measures include adjusted income (loss) from continuing operations attributable to the company, adjusted diluted earnings (loss) per share from continuing operations, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA, segment adjusted EBITDA margin, free cash flow, free cash flow conversion, net debt (including retirement liabilities) and net debt.

Adjusted income (loss) from continuing operations attributable to the company and adjusted diluted earnings (loss) per share from continuing operations are defined as reported income (loss) from continuing operations and reported diluted earnings (loss) per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, noncontrolling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as adjusted EBITDA divided by consolidated sales from continuing operations. Segment adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expense, asset impairment charges and other special items as determined by management. Segment adjusted EBITDA excludes unallocated legacy and corporate expense (income), net. Segment adjusted EBITDA margin is defined as segment adjusted EBITDA divided by consolidated sales from continuing operations, either in the aggregate or by segment as applicable. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Free cash flow conversion is defined as free cash flow over adjusted income from continuing operations attributable to the company. Net debt (including retirement liabilities) is defined as total debt plus pension assets, pension liability, retiree medical liability and other retirement benefits less cash and cash equivalents. Net debt is defined as total debt less cash and cash equivalents. Beginning in the second quarter of fiscal year 2021, the company no longer includes an adjustment for non-cash tax expense related to the use of deferred tax assets in jurisdictions with net operating loss carryforwards or tax credits in adjusted income (loss) from continuing operations attributable to the company and adjusted diluted earnings (loss) per share from continuing operations.

Management believes these non-GAAP financial measures are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA, segment adjusted EBITDA margin, adjusted income (loss) from continuing operations attributable to the company, adjusted diluted earnings (loss) per share from continuing operations and free cash flow conversion are meaningful measures of performance to investors as they are commonly utilized to analyze financial performance in our industry, perform analytical comparisons, measure value creation, benchmark performance between periods and measure our performance against externally communicated targets.

Free cash flow is used by investors and management to analyze our ability to service and repay debt and return value directly to shareholders. Free cash flow conversion is a specific financial measure of our M2022 plan used to measure the company's ability to convert earnings to free cash flow and provides useful information about our ability to achieve strategic goals. Net debt (including retirement liabilities) was a specific financial measure of our M2016 strategic plan. Net debt over adjusted EBITDA was a specific financial measure of our M2019 strategic plan.

Management uses the aforementioned non-GAAP financial measures for planning and forecasting purposes, and segment adjusted EBITDA is also used as the primary basis for the Chief Operating Decision Maker ("CODM") to evaluate the performance of each of our reportable segments.

Our Board of Directors uses adjusted EBITDA margin, free cash flow, adjusted diluted earnings (loss) per share from continuing operations and free cash flow conversion as key metrics to determine management's performance under our performance-based compensation plans, provided that, solely for this purpose, adjusted diluted earnings (loss) per share from continuing operations also includes an adjustment for the use of deferred tax assets in jurisdictions with net operating loss carryforwards or tax credits.

Adjusted income (loss) from continuing operations attributable to the company, adjusted diluted earnings (loss) per share from continuing operations, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA, segment adjusted EBITDA margin and free cash flow conversion should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income or cash flow conversion calculations as an indicator of our financial performance. Free cash flow and free cash flow conversion should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to repay debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. Net debt metrics should not be considered substitutes for total debt as reported on the balance sheet. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies. Set forth below are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

NON-GAAP Financial Information

Adjusted EBITDA
(in millions)

	Fiscal Year Ended September 30,			
	2013	2016	2019	2022[1]
Net income (loss) attributable to Meritor, Inc.	$ (22)	$ 573	$ 291	$ 220-255
Loss (income) from discontinued operations, net of tax, attributable to Meritor, Inc.	7	4	(1)	-
Income (loss) from continuing operations, net of tax, attributable to Meritor, Inc.	$ (15)	$ 577	$ 290	$ 220-255
Interest expense, net	126	84	57	~60
Provision (benefit) for income taxes	64	(424)	82	65-85
Depreciation and amortization	67	67	87	~105
Noncontrolling interests	2	2	5	~10
Loss on sale of receivables	6	5	6	-
Restructuring	23	16	8	~15
Asset impairment charges	-	-	10	-
Pension settlement losses	109	-	-	-
Transaction costs	-	-	6	-
Asbestos related items	-	-	(31)	-
Specific warranty contingency, net of supplier recovery	7	-	-	-
Gain on sale of equity investment	(125)	-	-	-
Other	-	-	-	(3)-8
Adjusted EBITDA	$ 264	$ 327	$ 520	$ 472-538
Adjusted EBITDA Margin	7.2%	10.2%	11.9%	11.5%-12.5%

[1] Amounts represent outlook numbers and are approximate.

NON-GAAP Financial Information

Net Debt (including retirement liabilities)

(in millions)

	Fiscal Year Ended September 30, 2012	2015	2016
Short-term debt	$ 18	$ 15	$ 14
Long-term debt	1,042	1,036	982
Total debt	$ 1,060	$ 1,051	$ 996
Retirement liabilities	1,112	561	620
Total debt including retirement liabilities	$ 2,172	$ 1,612	$ 1,616
Less: Cash and cash equivalents	(257)	(193)	(160)
Net debt (including retirement liabilities)	$ 1,915	$ 1,419	$ 1,456

NON-GAAP Financial Information

Net Debt to Adjusted EBITDA
(in millions)

	Fiscal Year Ended September 30, 2016	2019
Net income attributable to Meritor, Inc.	$ 573	$ 291
Loss (income) from discontinued operations, net of tax, attributable to Meritor, Inc.	4	(1)
Income from continuing operations, net of tax, attributable to Meritor, Inc.	$ 577	$ 290
Interest expense, net	84	57
Provision (benefit) for income taxes	(424)	82
Depreciation and amortization	67	87
Noncontrolling interests	2	5
Loss on sale of receivables	5	6
Restructuring	16	8
Asset impairment charges	-	10
Transaction costs	-	6
Asbestos related items	-	(31)
Adjusted EBITDA	$ 327	$ 520
Total debt (including AxleTech financing)		$ 943
Less: Cash and cash equivalents		108
Net debt		$ 835
Net debt to adjusted EBITDA including AxleTech financing		1.6
Total debt (excluding transaction financing)	$ 996	$ 768
Less: Cash and cash equivalents	160	108
Net debt	$ 836	$ 660
Net debt to adjusted EBITDA excluding AxleTech financing	2.6	1.3

NON-GAAP Financial Information

Free Cash Flow
(in millions)

	Fiscal Year Ended September 30,								
	2014	2015	2016	2017	2018	2019	2020	2021	2022[2]
Cash provided by operating activities	$ 215	$ 97	$ 204	$ 176	$ 251	$ 256	$ 265	$ 197	$ 275-320
Capital expenditures	(77)	(79)	(93)	(95)	(104)	(103)	(85)	(90)	(100)-(120)
Free Cash Flow[1]	$ 138	$ 18	$ 111	$ 81	$ 147	$ 153	$ 180	$ 107	$ 175-200

[1] The year ended September 30, 2019 includes a $48 million contribution of cash to fund the Maremont 524(g) Trust, as well as $2 million of Maremont cash.
[2] Amounts represent outlook numbers and are approximate.

NON-GAAP Financial Information

Adjusted Income from Continuing Operations Reconciliation
(in millions, except per share amounts)

	Fiscal Year Ended September 30, 2016	2019
Income from Continuing Operations Attributable to the Company	$ 577	$ 290
Adjustments:		
Restructuring	16	8
Asset impairment charges, net of non-controlling interests[(1)]	-	10
Tax valuation allowance reversal, net and other[(2)]	(454)	(3)
AxleTech transaction costs[(3)]	-	6
U.S. tax reform impacts[(4)]	-	(3)
Income tax expense (benefits)[(5)]	(1)	2
Asbestos related items[(6)]	-	(31)
Adjusted Income from Continuing Operations Attributable to the Company[(7)]	$ 138	$ 279
Diluted Earnings per Share from Continuing Operations	$ 6.27	$ 3.36
Impact of Adjustments on Diluted Earnings Per Share	(4.77)	(0.13)
Adjusted Diluted Earnings per Share from Continuing Operations[(7)]	$ 1.50	$ 3.23
Diluted Average Common Shares Outstanding	92.0	86.3

[1] The year ended September 30, 2019 includes $9 million related to the impairment of the customer relationships intangible asset and $1 million related to impairment of other assets.
[2] The year ended September 30, 2019 includes a $3 million decrease in valuation allowances for certain U.S. state jurisdictions. The year ended September 30, 2016 includes non-cash income tax benefit (expense) of $438 million related to the partial reversal of the U.S. valuation allowance, ($9) million related to the establishment of a valuation allowance in Brazil and $25 million related to other correlated tax relief.
[3] Represents transaction fees and inventory step-up amortization.
[4] The year ended September 30, 2019 includes a one-time net charge of $9 million recorded for an election made that will allow for future tax-fee repatriation of cash to the United States, $12 million of non-cash tax benefit related to the one time deemed repatriation of accumulated foreign earnings.
[5] The year ended September 30, 2019 includes $2 million of income tax benefits related to restructuring, $2 million of income tax benefits related to asset impairment and $6 million income tax expense related to asbestos related items.
[6] The year ended September 30, 2019 includes $31 million related to the remeasurement of the Maremont net asbestos liability based on the Plan.
[7] Amounts have been updated to show the effect of omitting the non-cash tax adjustment from the calculation of adjusted income from continuing operations attributable to the company and adjusted diluted earnings per share from continuing operations.